SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported):           April 7, 1999
                                                            -------------

                                amdiv.com, inc.
                                ---------------
             (Exact name of registrant as specified in its charter)


          NEVADA                   000-23615                86-0854150
          ------                   ---------                ----------
     (State or other              (Commission            (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
     of incorporation)

              10900 Wilshire Boulevard, Suite 930
                   Los Angeles, California                90004
              -----------------------------------         -----
           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:      (310) 209-5090
                                                         --------------





<PAGE 01>

ITEM 5.      OTHER EVENTS.

     The Company has discovered evidence of apparent irregularities in the status of its principal banking account in Europe which, as of February 28, 1999, according to the bank statements provided to the Company's officers in the United States, had a balance in excess of 15 million Deutsche marks (U.S.$ 8.2 million). The Company's preliminary investigation has indicated that this account was false and did not exist in the Company's name, and that an alleged predecessor account established in the Company's name in Germany in the amount of 17,500,000 Deutsche marks (U.S. $9.58 million) was also false and non-existent. The original account was allegedly established in the Company's name to receive the proceeds from the closing of an escrow account on October 12, 1998 from the capital contributions of a group of founding shareholders. The information provided to the Company and its independent accountants, in connection with preparation of the financial statements for the fiscal year ended August 31, 1998, to confirm these accounts was apparently false.

     The Company's Board of Directors has authorized an investigation to trace the proceeds of the alleged escrow account. The Board of Directors has established a Special Investigating Committee to investigate the matter and to take appropriate action to locate and recover any missing funds and pursue claims against any persons responsible for providing false information to the Company.

     The Company has further been advised that a petition in bankruptcy under German law is being filed for its principal subsidiary in Germany, American Diversified AG.

     The Company has also been notified by its independent accountants, McGladrey & Pullen, LLP, of the withdrawal of their auditor's report dated October 16, 1998 issued in connection with the Company's August 31, 1998 consolidated financial statements. A copy of a letter from McGladrey & Pullen, LLP dated April 6, 1999, is filed as an Exhibit to this report.

     The Company will take action to restate its audited financial statements for the fiscal year ended August 31, 1998, as reported in the Company's Form 10-K, and the unaudited financial statements, as reported in the Company's Form 10-Q for the fiscal quarter ended November 30, 1998.

     If the Company is unable to recover the funds, the Company will not have operating capital sufficient to continue operations.

ITEM 7(c)     EXHIBITS

     The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit          Name of Exhibit
-------          ---------------
99.1             McGladrey & Pullen, LLP letter withdrawing
                 auditor's report dated October 16,1998

<PAGE 02>

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        amdiv.com, inc.


Date:  April 7, 1999                     By:  /s/ James B. Rea, Jr.
--------------------                     --------------------------
                                         James B. Rea, Jr.
                                         President and Chief Executive Officer



<PAGE 03>

                                EXHIBIT INDEX


Exhibit          Name of Exhibit
-------          ---------------
99.1             McGladrey & Pullen, LLP letter withdrawing
                 auditor's report dated October 16,1998

<PAGE 04>